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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  PFSWEB, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  DELAWARE                             75-2837058
          --------------------------          -------------------------------
           (STATE OF INCORPORATION OR         (I.R.S. EMPLOYER IDENTIFICATION
                  ORGANIZATION)                                 NUMBER)

           500 NORTH CENTRAL EXPRESSWAY
                PLANO, TEXAS                               75074
          -------------------------------                ---------
          (ADDRESS OF PRINCIPAL EXECUTIVE                (ZIP CODE)
               OFFICES)

                     SECURITIES TO BE REGISTERED PURSUANT TO
                           SECTION 12(b) OF THE ACT:

               TITLE OF EACH CLASS              NAME OF EACH EXCHANGE ON WHICH
               TO BE SO REGISTERED              EACH CLASS IS TO BE REGISTERED

                      NONE                                    N/A
               -------------------              -------------------------------

             IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF
         SECURITIES PURSUANT TO SECTION 12(b) OF THE EXCHANGE ACT AND IS
          EFFECTIVE PURSUANT TO GENERAL INSTRUCTION A.(c), PLEASE CHECK
                             THE FOLLOWING BOX. [ ]

             IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF
         SECURITIES PURSUANT TO SECTION 12(g) OF THE EXCHANGE ACT AND IS
          EFFECTIVE PURSUANT TO GENERAL INSTRUCTION A.(d), PLEASE CHECK
                             THE FOLLOWING BOX. [X]

         SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS
                     FORM RELATES: 333-87657 (IF APPLICABLE)
                                    ---------


                     SECURITIES TO BE REGISTERED PURSUANT TO
                           SECTION 12(g) OF THE ACT:

                     COMMON STOCK, PAR VALUE $.001 PER SHARE
                    ----------------------------------------
                                (TITLE OF CLASS)






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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.   Description of Registrant's Securities to be Registered.

     A description of the Registrant's common stock, par value $.001 per share, to be registered hereby is contained in the section entitled "Description of Capital Stock" in the Registrant's Form S-1 Registration Statement, filed with the Securities and Exchange Commission on September 23, 1999 (Registration No. 333-87657), as amended, pursuant to the Securities Act of 1933, as amended (the "S-1 Registration Statement"), and such information is incorporated herein by reference.

ITEM 2.   Exhibits.

 Exhibit No.                            Exhibit

     1. Amended and Restated Articles of Incorporation of the Registrant (Incorporated by reference to Exhibit 3.1 to the S-1 Registration Statement).

     2. Amended and Restated Bylaws of the Registrant (Incorporated by reference to Exhibit 3.2 to the S-1 Registration Statement).

     3. Form of Common Stock Certificate of the Company (Incorporated by reference to Exhibit 4.1 to the S-1 Registration Statement).

                            [Signature Page Follows]




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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                  PFSWEB, INC.

                                  By:   /s/ Thomas J. Madden
                                      ------------------------------------------
                                  Thomas J. Madden
                                  Vice President and Chief Financial Officer

Date:  November 24, 1999